Exhibit 10.6

                                              Original Issue Date: July 26, 2004
                                             Original Principal Amount:  $27,500

                                 PROMISSORY NOTE

      THIS PROMISSORY NOTE is made by each of SBS INTERACTIVE, CO., a Florida corporation (the "Company"), and SBS INTERACTIVE, INC., a Nevada corporation (the "Subsidiary;" each of the Company and the Subsidiary is referred to herein as a "Borrower," and collectively as the "Borrowers"), jointly and severally (the "Note").

                              PRELIMINARY STATEMENT

      WHEREAS, reference is hereby made to (i) that certain Master Loan Agreement dated as of July 21, 2004 (the "Loan Agreement"), by and among the Borrowers and Arthur Cohn ("Cohn"), and (ii) that certain Pledge and Security Agreement, dated as of July 21, 2004, by and among the Borrowers and Cohn (the "Security Agreement").

                                    AGREEMENT

      FOR VALUE RECEIVED, the Borrowers, jointly and severally, promise to pay to the order of Cohn or his assigns (the "Holder"), the principal sum of Twenty-Seven Thousand Five Hundred Dollars ($27,500.00) (the "Principal Amount") on the "Maturity Date" (as defined herein) in cash (in lawful currency of the United States of America). For purposes hereof, the "Maturity Date" shall mean the earlier of the date of closing of any sale of securities of the Company in which the gross proceeds of such sale are equal to or greater than Fifty Thousand Dollars ($50,000) or September 30, 2004. Borrowers acknowledge that (A) the advance of the Principal Amount by Cohn is a "Future Loan" as defined in the Loan Agreement and (B) this Note is a "Future Loan Note" and a "Financing Document" as defined in the Loan Agreement.

      This Note is subject to the following additional provisions:

      Section 1. Exchange. This Note is exchangeable for an equal aggregate Principal Amount of Notes of different authorized denominations, as requested by the Holder surrendering the same and subject to compliance with applicable laws. No service charge will be made for such registration of transfer or exchange.

      Section 2. Transfer. This Note may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Borrowers for transfer of this Note, the Borrowers and any agent of the Borrowers may treat the Person in whose name this
Note is duly registered on the records of the Borrower as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Borrowers nor any such agent thereof shall be affected by notice to the contrary.

      Section 3. Security; Events of Default; Remedies; Waivers.

            (a) The Loan Obligations are secured in accordance with the terms and conditions set forth in the Security Agreement.

            (b) Upon the occurrence of any Event of Default, the Holder shall have all of the rights, powers and remedies set forth in the Loan Agreement and/or Security Agreement.

            (c) Each Borrower waives presentment, demand for payment, protest, notice of demand, dishonor and nonpayment, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

      Section 4. RESERVED

      Section 5. Notices. Any and all notices or other communications or deliveries to be provided hereunder shall be given in the manner set forth in, and shall be effective as provided in, the Loan Agreement.

      Section 6. Definitions. For purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Loan Agreement, and (b) the following terms shall have the following meanings:

      "Original Issue Date" shall mean the date of the first issuance of the Note set forth herein regardless of the number of transfers of the Note and regardless of the number of instruments which may be issued to evidence such Note.

      "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

      Section 7. No Alteration. No provision of this Note shall alter or impair the obligation of the Borrowers, which is absolute and unconditional, to pay the principal of, and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Borrowers.

      Section 8. Replacement. If this Note shall be mutilated, lost, stolen or destroyed, the Borrowers shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the Principal Amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Borrowers.


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

      Section 9. Waiver. Any waiver by the Borrowers or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Borrowers or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

      Section 10. Miscellaneous. If a court of competent jurisdiction shall find that any amount deemed interest due hereunder violates applicable laws governing usury, the amount due hereunder shall automatically be lowered to provide the maximum permitted interest. Each Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Borrowers from paying all or any portion of the Principal Amount or other amount on the Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the other covenants or the performance of the Financing Documents, and each Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

      Section 11. Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

      Section 12. Preliminary Statement. The Preliminary Statement of this Note is hereby incorporated by reference into the body of this Note and hereby becomes an integral part of this Note.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]


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

      IN WITNESS WHEREOF, each Borrower has caused this Promissory Note to be executed by its duly authorized officer, as of the Original Issue Date.


WITNESS                                     BORROWERS:

                                                     SBS INTERACTIVE CO.

                                                     By: /s/ Todd Gotlieb
-----------------------------                            -----------------------
                                                         Name:  Todd Gotlieb
                                                         Title:  President

                                                     SBS INTERACTIVE, INC.

                                                     By: /s/ Todd Gotlieb
-----------------------------                            -----------------------
                                                         Name:  Todd Gotlieb
                                                         Title:  President

                      [Signature Page to Promissory Note]